Exhibit 99.1
INVESTORS PRESENTATION November 18, 2008

3 Business Overview & Highlights Asset Quality Financial Performance & Capital Trouble-Asset Relief Program Treasury & Liquidity Stock Performance Future Focus Disclaimer Agenda

BUSINESS OVERVIEW & HIGHLIGHTS

7 Celebrating 60 years of steady growth and accomplishments Founded in 1948 Headquartered in San Juan A unique, well diversified operation with over 550,000 retail and commercial customers 2nd largest financial holding company in Puerto Rico with total assets of $19.3 billion as of September 30, 2008 One of the 30th largest bank holding companies in the US* Leading Bank in the Eastern Caribbean Region** Limited presence in southern Florida Market 194 branches, stand-alone offices and in-branch service centers Over 3,000 full time employees Celebrating 60th anniversary As of June 30; * Source: SNL, **USVI & BVI Assets ($ in billions) Acquisition of Royal Bank of PR and 4 Citibank branches Private placement of $94.8 mm of common equity to BNS Acquisition of First Virgin Islands Federal Savings Bank in USVI Acquisition of JP Morgan Chase operations in USVI Acquisition of a $218 million auto loan portfolio from Chrysler Financial Services Caribbean (July 2008) Acquisition of FirstBank Florida ($546 mm in assets) Reduced loan exposure to other FI by $2.7 billion Acquisition of Virgin Islands Community Bank in USVI ($60 mm in assets)

9 It is with great pride that First BanCorp celebrates its 60th Anniversary (October 29, 2008). The Corporation is most grateful and thankful for the dedication of its employees and the loyalty of its customers over these past years. First Bancorp is now one of the top 30 bank holding companies in the United States, with assets surpassing $19 billion, serving over half a million customers in Puerto Rico, Florida, and the United States and British Virgin Islands. Celebrating 60 years of steady growth and accomplishments

6

Organized within a Bank Holding Company structure


First BanCorp (FBP)
First BanCorp Overseas Branch (IBE)
FirstBank Corporate Banking (Part of FBPR IBE)
FirstBank Puerto Rico
FirstBank Insurance Agency
FirstBank Florida
First Leasing and Rental
Money Express
FirstMortgage
FirstBank Overseas (IBE)
First Insurance Agency USVI
First Express USVI

Notes:

- First BanCorp (FBP) is traded in the NYSE
- IBE: International Banking Entity

1First BanCorp

13 A well diversified operation with multiple businesses across several markets *Provided through alliance with UBS, the largest player in the Puerto Rico market

15 A well diversified operation with multiple businesses across several markets Assets by Line of Business Total Assets - $19,304 million As of September 30, 2008 Limited exposure to US residential mortgage market with only 3.3% of total loan portfolio Assets by Geography Consumer & Residential 28%, $466 Construction & Land 20%, $326 Commercial 29%, $476 Other Assets 7%, $118 Condo Conversions 16%, $251

17 Key market characteristics - Puerto Rico Economic conditions The Island has been in a recession for the last 31 months Unemployment has increased Consumers have been negatively impacted by increases in prices The new CPI Index shows a constant increase since its introduction in Dec. '06. There is a direct effect of the new PR sales tax where consumer prices never decreased as expected. Auto and housing industry volumes have dropped significantly Bankruptcies have increased nearly 40% this year when compared to 2007 FBP acted expeditiously and adopted stricter credit policies and procedures during 2006 to manage asset quality under a deteriorating economic cycle Reduced competitiveness has resulted in more rational market conditions and pricing Federal and local government incentives to increase retail and property sales Source: El Nuevo Dia Bankruptcies PR New CPI Index

19 Key market characteristics - Eastern Caribbean Economic conditions Tourism continues to be a main economic driver for the Virgin Islands. Experienced growth during first half of fiscal 2008 Potential for continued growth in St Croix driven by cruise ship visits Several capital projects for tourism underway Manufacturing benefiting from continued demand for oil and refined products Government is active in initiatives to increase foreign investment Growth in personal income is being affected in the short term by rising costs of food, utilities and other goods and services FirstBank is a dominant financial player in this market Stable asset quality trends and real estate values 1987 = 100 Source: VI Bureau of Economic Research

21 Key market characteristics - Florida Economic conditions Very challenging real estate market conditions Increased foreclosures Deteriorated absorption rates Decreasing property values In Florida, actions were taken early in 2006 in our loan production office to reduce exposure to construction and condo conversions Given market conditions, the operations of FirstBank in Florida will continue as a small franchise for the foreseeable future Source: Florida Association of Realtors

23 Outperformed the industry and increased or sustained share in our primary market With additional opportunities to grow share and scale in selected businesses Source: FDIC; FirstBank has 48 full-service bank branches; 2. Net of Brokered Certificates of deposit; 3. Includes Commercial, Agricultural and Industrial Loans; 4. Through alliance with Bank of America fee based agreement with no credit exposure; 5. Unsecured Small Loans Notes: Substantial increase in credit cards is mostly due to recently acquired portfolio by Bank of America. Data as of June 30, 2008

25 Successful core deposit growth Successfully deploying our One Stop Shop strategy Leveraging the reduced competitive environment 2008 v. 2007 Total Deposits (net of brokered CDs) - $4,452 million 15% 20% 8% ($ in millions) 32%

27 Targeted loan production ($ in millions) Corporation is actively managing loan production opportunities Total Loan Production - $3,241 million * * * Includes the purchase of $218 million auto loan portfolio from Chrysler Financial Services Caribbean

29 Consistent loan growth in selected segments Total Loan Portfolio - $12,713 million Franchise consistently demonstrates ability to grow in selected segments * Includes Finance Leases ** Loans to local Financial Institutions ($ in millions) 2008 v. 2007 - 8% 6% 10% 9%

31 Loan portfolio by geography and category (in thousands) Puerto Rico Virgin Islands United States * * United States loan portfolio includes approximately $251.2 million of loans originally disbursed as condo-conversion loans.

33 Enhancing shareholder value through strategic opportunities Wholesale Banking Retail Banking Consumer Lending Mortgage Lending Insurance Solidify leadership while capitalizing on market opportunities with strong emphasis on asset quality Grow deposits Offer additional fee based services Increase penetration in middle market Improve loan pricing Management Focus Maximize One Stop Shop strategy with focus on Customer Satisfaction Sustain share and improve profitability through tighter credit standards, processes and market opportunities Increase share with focus on credit quality government sponsored conforming paper given weakened competition Continue to grow product line providing sources of non- interest revenue Strategy Continue Cross-sell to growing customer base (OSS) Continue to grow core deposits Rationalize branch network opportunities Enhance alternative delivery channels Improve loan pricing Focus on asset quality Increase fee income Increase loan spreads in a more rational market Increase penetration in commercial customer base

ASSET QUALITY

37 Proactively managing asset quality during a deteriorating economic cycle Non Performing Assets ($ in millions) Stricter credit policies since 2006 showing improving trends in 2008 in the consumer portfolios Reinforced workout & loss mitigation programs to manage increases in construction, commercial and residential loans Historically, the Corporation has experienced a low rate of losses on its residential real estate portfolio More than 90% of residential loan portfolio consists of fixed rate, fully amortizing, full documentation loans that have a lower risk than the typical subprime loan affecting the US market Net Charge-offs to Average Loans

39 Proactively managing asset quality Increase in NPAs has been experiencing a decelerating trend during 2008 The Corporation will continue to increase reserves for loan losses as market conditions demand Non Performing Assets (NPA) Allowance for Loan & Lease Losses (ALLL) ($ in millions)

41 Proactively managing asset quality Allowance to Loan & Lease Losses Ratios Allowance to non performing loans showing an increase as weakening economic conditions in the United States and Puerto Rico have increased the volume of impaired loans and specific reserves The allowance to total loans showing an increasing trend as the Corporation reviews reserve policies and as economic environmental factors change

43 Net charge offs annualized to average loans outstanding (during the period) Net charge offs have remained relatively stable, since early 2007, within these recessionary conditions

45 Non-performing assets by geography (in thousands) Puerto Rico Virgin Islands United States September 30, 2008 December 31, 2007 Residential Mortgage 223,457 $ 195,278 $ Commercial 108,078 68,007 Construction 49,278 25,506 Consumer loans 38,028 42,779 Finance leases 5,736 6,250 Total Non Performing Loans 424,577 $ 337,820 $ Repossessed Assets 30,477 24,263 Total Non Performing Assets PR 455,054 $ 362,083 $ September 30, 2008 December 31, 2007 Residential Mortgage 7,685 $ 6,004 $ Commercial 3,502 4,018 Construction 1,569 3,542 Consumer loans 3,581 5,186 Finance leases - - Total Non Performing Loans 16,337 $ 18,750 $ Repossessed Assets - - Total Non Performing Assets VI 16,337 $ 18,750 $ September 30, 2008 December 31, 2007 Residential Mortgage 17,679 $ 7,795 $ Commercial 19,214 1,421 Construction 21,356 46,446 Consumer loans 1,197 819 Finance leases - - Total Non Performing Loans 59,446 $ 56,481 $ Repossessed Assets 22,089 2,007 Total Non Performing Assets US 81,535 $ 58,488 $ % Variance Year to Date 25.68% 25.61% 25.68% -8.22% -11.11% 58.92% 93.20% 14.43% -12.87% 28.00% -12.84% 0.00% -12.87% -55.70% -30.95% 0.00% 39.40% 126.80% 1252.15% 0.00% 5.25% -54.02% 46.15% 1000.60%

FINANCIAL PERFORMANCE AND CAPITAL

49 Improved profitability while strengthening provision *Private placement to BNS % Change (in thousands)

51 Improving key financial metrics Net Interest Margin* Return on Average Assets Return on Average Total Common Equity Dividend Payout Ratio Efficiency Ratio *On a Tax Equivalent Basis

53 Conservative growth in light of market conditions (1) FED Discount Window outstanding borrowing (in thousands) Consolidated Statement of Financial Condition

55 Managing a strong capital position * Not applicable to First Bancorp Approximately $413 million in excess of regulatory total capital well capitalized requirement

TROUBLE-ASSET RELIEF PROGRAM Capital Purchase Program

59 TARP - Capital Purchase Program On October 29, 2008, the Corporation filed its application with the FDIC and FED to request participation under the US Department of Treasury TARP-Capital Purchase Program (TARP - CPP) Capital requested: $400 million A capital raise of this nature would increase the total regulatory capital ratio to approximately 16%, or $800 million in excess of well capitalized requirement, and the Tier 1 capital ratio to approximately 14.7%, or approximately $1.2 billion in excess of the well capitalized requirement The terms of the TARP-CPP are: 5% coupon for first five years; 9% thereafter 10 year warrants equal to 15% of total preferred shares ($60 million) at price equal to trailing average of closing stock price for 20 days preceding acceptance by Treasury Senior to common and pari passu to preferred shares May redeem preferred shares within 3 years only with new capital raise or perpetual preferred stock; subsequently no restrictions May repurchase the warrants once preferred shares are redeemed. Appraisal process provided Requires restrictions on executive compensation (i.e. severance compensation and change of control parachute payments) May not increase dividend payments on common without consent of Treasury Preferred stock will constitute Tier 1 capital Perpetual life Treasury may transfer the preferred stock or the warrants at any time

TREASURY & LIQUIDITY

63 High grade investment portfolio Highly liquid securities portfolio Over 95% of portfolio AAA-rated No exposure to sub-prime mortgage and CDOs Easily pledgeable for financing Total Investment Portfolio - $6,106 billion By Rating Distribution As of September 30, 2008 ($ in millions)

65 Strong sources of borrowings * YTD September 30, 2008 Average Cost of Funds Interest-bearing Liabilities 3.76%*

67 Liquidity * Information for FirstBank Puerto Rico including FirstBank Overseas Corp as of September 30,2008 1. Surplus: (liquid assets - short-term liabilities) + secured line of credit; 2. Subject to 6% haircut; 3. Subject to 25% haircut; 4. Subject to 50% haircut under FRB BIC Program Basic Liquidity Surplus* Non-Deposit Sources of Liquidity Internal minimum required raised in 2006 to 5% of assets; from 3% limit Investment portfolio is composed of highly liquid investment grade securities FRB BIC Program will provide a secure contingent line of credit FHLB NY line continues to increase in line with mortgage originations Additionally, $220 million unsecured lines of credit are available ($000)

STOCK PERFORMANCE

71 Stock performance FBP Stock Performance vs. Peers* YTD September 30, 2008 * Full service commercial banks in PR Source: Bloomberg

73 Stock performance Source: Bloomberg, Quarterly information provided by FBP First BanCorp - Market Price to Book Value Ratio

FUTURE FOCUS

77 Enhancing shareholder value through strategic growth Asset quality improvement Managing revenue and expenses through formal business performance improvement project Phase 1: $10 MM in identified benefits included in 2008 budget Phase 2: Internal target of $35 MM in additional benefits for 2009- 2010 Capital optimization including proactive evaluation of acquisition opportunities in main market The Corporation is evaluating the issuance of preferred stock through the U.S. Treasury's recently announced Trouble-Asset Relief Program Key Strategic Priorities

DISCLAIMER

81 Disclaimer This presentation may contain "forward-looking statements" concerning the Corporation's future economic performance. The words or phrases "expect," "anticipate," "look forward," "should," "believes" and similar expressions are meant to identify "forward-looking statements" within the meaning of Section 27A of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbor created by such section. The Corporation wishes to caution readers not to place undue reliance on any such "forward-looking statements," which speak only as of the date made, and to advise readers that various factors, including, but not limited to, the risks arising from credit and other risks of the Corporation's lending and investment activities, including the condo conversion loans from its Miami Corporate Banking operations and the construction loan portfolio in Puerto Rico, which may affect, among other things, the level of non-performing assets, charge-offs and provision expense; an adverse change in the Corporation's ability to attract new clients and retain existing ones; changes in general economic conditions in the United States and Puerto Rico, including the interest rate scenario, market liquidity, rates and prices, and the disruptions in the U.S. capital markets which may reduce interest margins, impact funding sources and affect demand for the Corporation's products and services and the value of the Corporation's assets, including the value of the interest rate swaps that economically hedge the interest rate risk mainly relating to brokered certificates of deposit and medium-term notes as well as other derivative instruments used for protection from interest rate fluctuations; uncertainty about the effectiveness and impact of the U.S. government's rescue plan, including the bailout of U.S. housing government-sponsored agencies, on the financial markets in general and on the Corporation's business, financial condition and results of operations ; uncertainty about the Corporation's participation in the Trouble-Asset Relief Program, if it should decide to apply to issue preferred stock through this program; risks of not being able to recover all assets pledged to Lehman Brothers Special Financing, Inc.; changes in the Corporation's expenses associated with acquisitions and dispositions; developments in technology; the impact of Doral Financial Corporation's and R&G Financial Corporation's financial condition on the repayment of their outstanding secured loans to the Corporation; the Corporation's ability to issue brokered certificates of deposit and fund operations; risks associated with downgrades in the credit ratings of the Corporation's securities; general competitive factors and industry consolidation; and risks associated with regulatory and legislative changes for financial services companies in Puerto Rico, the United States, and the U.S. and British Virgin Islands, could affect the Corporation's financial performance and could cause the Corporation's actual results for future periods to differ materially from those anticipated or projected. The Corporation does not undertake, and specifically disclaims any obligation, to update any "forward-looking statements" to reflect occurrences or unanticipated events or circumstances after the date of such statements.

INVESTORS PRESENTATION November 18, 2008